Description of Business and Significant Accounting Policies	12 Months Ended
Dec. 31, 2010
Description of Business and Significant Accounting Policies [Abstract]
Description of Business and Significant Accounting Policies
1. Description of Business and Significant Accounting Policies

Business

Primo Water Corporation (together with its consolidated subsidiaries, “Primo”, “we”, “our”, the “Company”) is a rapidly growing provider of three- and five-gallon purified bottled water, self-serve filtered drinking water and water dispensers sold through major retailers in the United States and Canada.

Initial Public Offering and Acquisition

On November 10, 2010, we completed the initial public offering of 8,333 shares of our common stock at a price of $12.00 per share. In addition on November 18, 2010, the Company issued an additional 1,250 shares upon the exercise of the over-allotment option by the underwriters of its IPO. The net proceeds of the IPO after deducting underwriting discounts and commissions were approximately $106,900.

On November 10, 2010, we acquired certain assets of Culligan Store Solutions, LLC and Culligan of Canada, Ltd. (the “Refill Business” or “Refill Acquisition”) pursuant to an Asset Purchase Agreement dated June 1, 2010 (the “Asset Purchase Agreement”). The total purchase price for the Refill Business was approximately $109,095 (including the working capital adjustment), which was paid with $74,474 in proceeds from the IPO and $34,621 from the issuance of approximately 2,588 common shares at an average price of $13.38 per share on November 10, 2010.

In addition to the acquisition of the Refill Business, we used the proceeds of our IPO along with $15,000 in borrowings under our new senior revolving credit facility to: (i) repay the outstanding borrowings under our prior senior loan agreement of approximately $7,900; (ii) repay subordinated debt and accrued interest of approximately $18,700; (iii) redeem 50% of the outstanding Series B preferred stock along with all unpaid and accrued dividends totaling approximately $15,800; and (iv) to pay fees and expenses of approximately $5,000 in connection with all of the foregoing items.

Principles of Consolidation

Our consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All intercompany amounts and transactions have been eliminated in consolidation. Our consolidated statements have been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”).

Use of Estimates

The preparation of our financial statements in conformity with GAAP requires us to make certain estimates, judgments and assumptions. We believe that the estimates, judgments and assumptions used to determine certain amounts that affect the financial statements are reasonable, based on information available at the time they are made. To the extent there are material differences between these estimates and actual results, our consolidated financial statements may be affected. Some of the more significant estimates include allowances for doubtful accounts, valuation of inventories, depreciation, valuation of intangible assets, valuation of deferred taxes and allowance for sales returns.

Revenue Recognition

Revenue is recognized for the sale of three- and five-gallon purified bottled water upon either the delivery of inventory to the retail store or the purchase by the consumer. Revenue is either recognized as an exchange transaction (where a discount is provided on the purchase of a three- or five-gallon bottle of purified water for the return of an empty three- or five-gallon bottle) or a non-exchange transaction. Revenues on exchange transactions are recognized net of the exchange discount. Self-serve filtered water revenue is recognized at the time the water is filtered which is measured by the water dispensing equipment meter.

Our water dispensers are sold primarily through a direct-import model, where we recognize revenue when title is transferred to our retail customers. We have no contractual obligation to accept returns of water dispensers nor do we guarantee water dispenser sales. However, we will at times accept returns or issue credits for water dispensers that have manufacturer defects or that were damaged in transit. Revenues of water dispensers are recognized net of an estimated allowance for returns using an average return rate based upon historical experience.

In addition, we offer certain incentives such as coupons and rebates that are netted against and reduce net sales in the consolidated statements of operations. With the purchase of certain of our water dispensers we include a coupon for a free three- or five-gallon bottle of water. No revenue is recognized with respect to the redemption of the coupon for a free three-and five-gallon bottle of water and the estimated cost of the three- and five-gallon bottle of water is included in cost of sales.

Cash and Cash Equivalents

All highly liquid investments with an original maturity of three months or less at the date of purchase are considered to be cash equivalents.

Accounts Receivable

All trade accounts receivable are due from customers located within the United States and Canada. We maintain an allowance for doubtful accounts for estimated losses resulting from the inability of our customers to make required payments. Accounts receivable, net includes allowances for doubtful accounts of approximately $112 and $244 at December 31, 2009 and 2010, respectively. The allowance for doubtful accounts is based on a review of specifically identified accounts in addition to an overall aging analysis. Judgments are made with respect to the collectability of accounts receivable based on historical experience and current economic trends. Actual losses could differ from those estimates.

	Beginning Balance	Amounts Charged to Revenues, Costs or Expense	Amounts Charged to Other Accounts(a)	Deductions	Ending Balance
December 31, 2008	$304	139	-	(18)	$425
December 31, 2009	$425	166	-	(479)	$112
December 31, 2010	$112	67	174	(109)	$244

(a)	Includes adjustments related to our acquisition of the Refill Business.

Prepaid and other current assets

Prepaid and other current assets consist primarily of amounts due from one of our international water dispenser manufacturers. The amounts due are related to costs and charges for returns on defective water dispensers that the manufacturer guaranteed under the terms our agreement.

Inventories

Our inventories consist primarily of finished goods and are valued at the lower of cost or realizable value, with cost determined using the first-in, first-out (FIFO) method. Miscellaneous selling supplies such as labels are expensed when incurred.

Bottles

Bottles consist of three- and five- gallon refillable polycarbonate bottles used in our exchange business and are stated at cost, less accumulated depreciation. Depreciation is calculated using the straight-line method over the estimated useful life of three years.

Property and Equipment

Property and equipment are stated at cost, less accumulated depreciation and amortization. For internally developed software, certain costs during the application development stage and related to upgrades and enhancements that provide additional functionality are capitalized and amortized over the estimated useful life of the software. The vending equipment is depreciated using an estimated salvage value of 25%. Depreciation and amortization is generally calculated using straight-line methods over estimated useful lives that range from two to 10 years.

The Company incurs maintenance costs on its major equipment. Maintenance, repair and minor refurbishment costs are charged to expense as incurred, while additions, renewals, and improvements are capitalized.

Goodwill and Intangible Assets

We classify intangible assets into three categories: (1) intangible assets with definite lives subject to amortization, (2) intangible assets with indefinite lives not subject to amortization and (3) goodwill. We determine the useful lives of our identifiable intangible assets after considering the specific facts and circumstances related to each intangible asset. Factors we consider when determining useful lives include the contractual term of any agreement related to the asset, the historical performance of the asset, the Company's long-term strategy for using the asset, any laws or other local regulations which could impact the useful life of the asset, and other economic factors, including competition and specific market conditions. Intangible assets that are deemed to have definite lives are amortized, primarily on a straight-line basis, over their useful lives.

We test intangible assets determined to have indefinite useful lives, including trademarks and goodwill, for impairment annually, or more frequently if events or circumstances indicate that assets might be impaired. Our Company performs these annual impairment reviews as of the first day of our fourth quarter. The goodwill impairment test consists of a two-step process, if necessary. The first step involves a comparison of the fair value of a reporting unit to its carrying value. The fair value is estimated based on a number of factors including operating results, business plans and future cash flows. If the carrying amount of the reporting unit exceeds its fair value, the second step of the process is performed which compares the implied value of the reporting unit goodwill with the carrying value of the goodwill of that reporting unit. If the carrying value of the goodwill of a reporting unit exceeds the implied fair value of that goodwill, an impairment loss is recognized in an amount equal to that excess. No impairment charge was considered necessary at December 31, 2010. For indefinite-lived intangible assets, other than goodwill, if the carrying amount exceeds the fair value, an impairment charge is recognized in an amount equal to that excess.

Long-Lived Assets

We review long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset at the date it is tested for recoverability, whether in use or under development. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value. We recorded an impairment charge in 2008 of $98 reflected in selling, general and administrative expenses in the statement of operations, related to display racks no longer in use and to be disposed.

Fair Value Measurements

Effective January 1, 2008, we adopted Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosures, for financial assets and liabilities. ASC 820 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosures about fair value measurements. The adoption of ASC 820 did not have a material impact on the Company's consolidated financial condition or results of operations.

ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. ASC 820 also describes three levels of inputs that may be used to measure fair value:

●	Level 1 - quoted prices in active markets for identical assets and liabilities.

●	Level 2 - observable inputs other than quoted prices in active markets for identical assets and liabilities.

●	Level 3 - unobservable inputs in which there is little or no market data available, which require the reporting entity to develop its own assumptions.

The following is a reconciliation of the common stock warrants, which were measured at fair value on a recurring basis using significant unobservable inputs (Level 3 inputs):

Balance at January 1, 2009	$-
Initial Fair Value	600
Balance at December 31, 2009	600
Total (gains) losses recognized	(14)
Initial Fair Value	137
Fair Value transferred to stockholders' equity	(723)
Balance at December 31, 2010	$-

The fair value of the warrants was initially included in other long-term liabilities in the consolidated balance sheet based upon estimated fair value as adjusted periodically until such time that the exercise price became fixed at the IPO date, at which time the then fair value was reclassified as a component of stockholders' equity (deficit). In connection with our IPO the exercise price per share of the warrants was fixed at $9.60, or 80% of the IPO price per share of our common stock.

The carrying amounts of the Company's financial instruments, which include cash and cash equivalents, accounts receivable, accounts payable, and other accrued expenses, approximate their fair values due to their short maturities. Based on borrowing rates currently available to the Company for loans with similar terms, the carrying value of long-term debt, capital leases and notes payable approximates fair value.

Advertising Costs

Costs incurred for producing and distributing advertising and advertising materials are expensed when incurred. Advertising costs totaled approximately $717, $270 and $296 for 2008, 2009 and 2010, respectively, and are included in selling, general, and administrative expenses.

Beneficial Conversion Charges

Our Series C Preferred Stock (“Series C”) was convertible into common stock and was issued with an adjustable conversion feature, which was based upon consolidated revenue for the year ending December 31, 2008 with a conversion price ranging from $13.04 to $25.04 per common equivalent share. A beneficial conversion charge is measured as the difference between the initial price of $25.04 per share and the conversion price at December 31, 2008 of $13.04 per share. At December 31, 2008 we recorded a beneficial conversion charge (also referred to as a deemed dividend) of approximately $17,500 related to the adjustment in the conversion price of the Series C convertible preferred stock, based upon consolidated revenues for the year ending December 31, 2008. The beneficial conversion charge for equity instruments is recorded to additional paid in capital with no effect on total stockholders' equity or the consolidated statement of operations.

In 2010, the conversion ratio of Series C was amended thus creating a contingent beneficial conversion that was measured and recorded at the time the contingency was removed, or at the time the IPO price per share was known and less than $13.04 per share. With the IPO per share price of $12.00, the Company recorded a beneficial conversion charge related to the Series C of $2,404. The charge was recorded to additional paid in capital with no effect on total stockholders' equity or the consolidated statement of operations.

In 2010, our Series B Preferred Stock (“Series B”) was amended to provide for the mandatory conversion of at least 50% of Series B into common stock at a conversion ratio calculated by dividing the liquidation preference of Series B by 90% of the greater of the IPO price and $10.44. This amendment also created a contingent beneficial conversion that was measured at the time of the IPO. The Company recorded a beneficial conversion charge related to the Series B of $2,933. The charge was recorded to additional paid in capital with no effect on total stockholders' equity or the consolidated statement of operations.

Concentrations of Risk

Our principal financial instruments subject to potential concentration of credit risk are cash and cash equivalents, trade receivables, accounts payable and accrued expenses. We invest our funds in a highly rated institution and believe the financial risks associated with cash and cash equivalents are minimal. At December 31, 2009 and 2010, approximately $0 and $441, respectively, of our cash on deposit exceeded the insured limits.

We perform ongoing credit evaluations of our customers' financial condition and maintain allowances for doubtful accounts that we believe are sufficient to provide for losses that may be sustained on realization of accounts receivable. We had two customers that accounted for approximately 42% and 21% in 2008; three customers that accounted for approximately 33%, 19% and 15% of sales in 2009; and two customers that accounted for approximately 37% and 21% of sales in 2010. We had one customer with a balance that accounted for approximately 21% of total trade receivables at December 31, 2009 and two customers that accounted for approximately 35% and 12% of total trade receivables at December 31, 2010.

Basic and Diluted Net loss Per Share

Net loss per share has been computed using the weighted average number of shares of common stock outstanding during each period. Diluted amounts per share include the dilutive impact, if any, of the Company's outstanding potential common shares, such as options and warrants and convertible preferred stock. Potential common shares that are anti-dilutive are excluded from the calculation of diluted net loss per common share.

For the years ended December 31, 2008, 2009 and 2010, stock options, unvested shares of restricted stock and warrants with respect to an aggregate of 142, 139 and 430 shares, as well as 3,626, 4,101 and 3,700 shares of convertible preferred stock, have been excluded from the computation of the number of shares used in the diluted earnings per share, respectively. These shares have been excluded because the Company incurred a net loss for each of these periods and their inclusion would be anti-dilutive.

Income Taxes

We account for income taxes using the asset and liability method, which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements. Under this method, deferred tax assets and liabilities are determined based on the difference between the financial statement and tax bases of assets and liabilities, using enacted tax rates in effect for the year in which the differences are expected to reverse. Deferred tax assets are reduced by a valuation allowance to the extent that utilization is not presently more likely than not.

As required by ASC 740-10, we recognize the financial statement benefit of a tax position only after determining that the relevant tax authority would more likely than not sustain the position following an audit. For tax positions meeting the more-likely-than-not threshold, the amount recognized in the financial statements is the largest benefit that has a greater than 50 percent likelihood of being realized upon ultimate settlement with the relevant tax authority.

Cumulative Translation Adjustment and Foreign Currency Transactions

The local currency of our operation in Canada is considered to be the functional currency. Assets and liabilities of the Canada subsidiary are translated into U.S. dollars using the exchange rates in effect at the balance sheet date. Results of operations are translated using the average exchange rate prevailing throughout the period. The effects of unrealized exchange rate fluctuations on translating foreign currency assets and liabilities into U.S. dollars are accumulated as the cumulative translation adjustment included in accumulated other comprehensive income (loss) in members' equity. Realized gains and losses on foreign currency transactions are included in the statement of operations.

Recent Accounting Pronouncements

In December 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-28 - When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts. This update provides amendments to ASC Topic 350 - Intangibles, Goodwill and Other that requires an entity to perform Step 2 impairment test even if a reporting unit has zero or negative carrying amount. The first step is to identify potential impairments by comparing the estimated fair value of a reporting unit to its carrying value, including goodwill. If the carrying value of a reporting unit exceeds the estimated fair value, a second step is performed to measure the amount of impairment, if any. The second step is to determine the implied fair value of the reporting unit's goodwill, measured in the same manner as goodwill is recognized in a business combination, and compare that amount with the carrying amount of the goodwill. If the carrying value of the reporting unit goodwill exceeds the implied fair value of that goodwill, an impairment loss is recognized in an amount equal to that excess. ASU No. 2010-28 is effective beginning January 1, 2011. As a result of this standard, goodwill impairments may be reported sooner than under current practice. We do not expect ASU No. 2010-28 to have a material impact on our consolidated financial statements.

In December 2010, the FASB issued ASU 2010-29, which contains updated accounting guidance to clarify the acquisition date that should be used for reporting pro forma financial information when comparative financial statements are issued. This update requires that a company should disclose revenue and earnings of the combined entity as though the business combination(s) that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period only. This update also requires disclosure of the nature and amount of material, nonrecurring pro forma adjustments. The provisions of this update, which are to be applied prospectively, are effective for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2010, with early adoption permitted. The impact of this update on the Company's consolidated financial statements will depend on the size and nature of future business combinations.